                                       UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  August 27, 2007
                          (Date of earliest event reported)

            Indymac MBS Inc (as Depositor under the Pooling and Servicing
                Agreement, dated as June 1, 2004, providing for the
        issuance of Residential Asset Securitization Trust Series 2004-A5
                Mortgage Pass-Through Certificates, Series 2004-E)
                 (Exact name of registrant as specified in charter)

                                          DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-116470-04                         95-4791925
          (Commission File Number)        (I.R.S. Employer Identification No.)

          155 NORTH LAKE AVENUE
          PASADENA, CALIFORNIA                         91101
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (800) 669-2300

       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
(17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 9.01 Financial Statements and Exhibits

     (c) Exhibits:

     Exhibit No. Description

     99.1 Monthly Remittance Statement to the Certificateholders dated as of
     August 27, 2007.

                                    Signatures

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  in its capacity as Trustee under the
                                  Pooling and Servicing Agreement on
                                  behalf of Indymac MBS Inc, Registrant

          Date:  Aug 28, 2007               By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          99.1 Monthly Remittance Statement to the Certificateholders
          dated as of August 27, 2007.

	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds

	August 27, 2007 Distribution

	Contents

			TABLE OF CONTENTS

								Page

			1.	Contents				1
			2.	Certificate Payment Report				2
			3.	Collection Account Report				4
			4.	Credit Enhancement Report				7
			5.	Collateral Report				8
			6.	Delinquency Report				11
			7.	REO Report				12
			8.	Prepayment Report				13
			9.	Prepayment Detail Report				16
			10.	Realized Loss Report				17
			11.	Realized Loss Detail Report				20
			12.	Triggers, Adj. Rate Cert. and Miscellaneous Report				21
			13.	Other Related Information				22
			14.	Additional Certificate Report				23

				Total Number of Pages				23

			CONTACTS

				Administrator: Tiffany Yuan
				Direct Phone Number: 714-247-6395
				Address: Deutsche Bank
				1761 E. St. Andrew Place, Santa Ana, CA 92705

				Web Site: https://www.tss.db.com/invr
				Factor Information: (800) 735-7777
				Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:		IndyMac Bank					Cut-Off Date: June 1, 2004
	Certificate Insurer(s):							Closing Date: June 28, 2004
								First Payment Date: July 26, 2004
	Servicer(s):		IndyMac Bank Master Servicer

								Distribution Date: August 27, 2007
	Underwriter(s):		Residential Funding Corporation Underwriter					Record Date: July 31, 2007
			Bear Stearns & Co. Underwriter

						Page 1 of 23					© COPYRIGHT 2007 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	REMIC Series 2004-A5
	Certificate Payment Report for August 27, 2007 Distribution

	Distribution in Dollars - Current Period
					Prior						Current
	Class	Original			Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value			Balance	Interest	Principal	Distribution	Losses	Interest	Balance
					(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A-1	SEQ,AS	190,270,000.00			100,510,232.96	460,671.90	881,965.97	1,342,637.87	-	-	99,628,266.99
PO	PO,RSTP	2,772,089.00			1,791,864.59	-	3,317.05	3,317.05	-	-	1,788,547.54
A-X	IO,NTL	-			-	4,948.29	-	4,948.29	-	-	-
A-R	R,AS	100.00			-	-	-	-	-	-	-
B-1	SUB,NAS	4,548,000.00			4,352,849.69	19,950.56	5,843.95	25,794.51	-	-	4,347,005.74
B-2	SUB,NAS	2,021,500.00			1,934,759.36	8,867.65	2,597.52	11,465.17	-	-	1,932,161.84
B-3	SUB,NAS	606,500.00			580,475.66	2,660.51	779.32	3,439.83	-	-	579,696.34
B-4	SUB,NAS	808,500.00			773,808.04	3,546.62	1,038.88	4,585.50	-	-	772,769.16
B-5	SUB,NAS	606,400.00			580,379.94	2,660.07	779.19	3,439.26	-	-	579,600.75
B-6	SUB,NAS	505,500.66			387,992.51	1,778.30	520.90	2,299.20	-	-	387,471.61
P	SUB	100.00			100.00	-	-	-	-	-	100.00

Total		202,138,689.66			110,912,462.75	505,083.90	896,842.78	1,401,926.68	-	-	110,015,619.97
Interest payments to Class PO represent payments of the Class PO Deferred Amount

	Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face
						Orig. Principal	Prior				Current
	Period	Period				(with Notional)	Principal			Total	Principal
Class	Starting	Ending		Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
							(1)	(2)	(3)	(4)=(2)+(3)	(5)

A-1	07/25/07	08/24/07		F-30/360	45660NM93	190,270,000.00	528.250554	2.421148	4.635339	7.056487	523.615215
PO	07/25/07	08/24/07		A-30/360	45660NN27	2,772,089.00	646.395044	-	1.196589	1.196589	645.198455
A-X	07/25/07	08/24/07		A-30/360	45660NN35	105,962,502.00	515.882391	0.046699	-	0.046699	510.797347
A-R	07/25/07	08/24/07		F-30/360	45660NN43	100.00	-	-	-	-	-
B-1	07/25/07	08/24/07		F-30/360	45660NN50	4,548,000.00	957.090961	4.386667	1.284949	5.671616	955.806011
B-2	07/25/07	08/24/07		F-30/360	45660NN68	2,021,500.00	957.090952	4.386668	1.284947	5.671615	955.806005
B-3	07/25/07	08/24/07		F-30/360	45660NN76	606,500.00	957.090948	4.386661	1.284946	5.671608	955.806002
B-4	07/25/07	08/24/07		F-30/360	45660NP74	808,500.00	957.090959	4.386667	1.284947	5.671614	955.806011
B-5	07/25/07	08/24/07		F-30/360	45660NP82	606,400.00	957.090930	4.386659	1.284944	5.671603	955.805986
B-6	07/25/07	08/24/07		F-30/360	45660NP90	505,500.66	767.541055	3.517898	1.030464	4.548362	766.510592
P	07/25/07	08/24/07		A-30/360		100.00	1,000.000000	-	-	-	1,000.000000

0

							Page 2 of 23				© COPYRIGHT 2007 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	REMIC Series 2004-A5
	Certificate Payment Report for August 27, 2007 Distribution

	Distribution in Dollars - to Date
											Current
	Original				Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value		Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)		(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

A-1	190,270,000.00		24,655,439.85		84,015,904.23	6,625,828.78	90,641,733.01	115,297,172.86	-	-	99,628,266.99
PO	2,772,089.00		-		912,589.88	70,951.58	983,541.46	983,541.46	-	-	1,788,547.54
A-X	-		264,002.77		-	-	-	264,002.77	-	-	-
A-R	100.00		0.46		82.71	17.29	100.00	100.46	-	-	-
B-1	4,548,000.00		775,696.45		183,051.80	17,942.46	200,994.26	976,690.71	-	-	4,347,005.74
B-2	2,021,500.00		344,782.42		81,363.08	7,975.08	89,338.16	434,120.58	-	-	1,932,161.84
B-3	606,500.00		103,443.23		24,410.95	2,392.71	26,803.66	130,246.89	-	-	579,696.34
B-4	808,500.00		137,895.91		32,541.18	3,189.66	35,730.84	173,626.75	-	-	772,769.16
B-5	606,400.00		103,426.20		24,406.94	2,392.31	26,799.25	130,225.45	-	-	579,600.75
B-6	505,500.66		79,465.50		18,689.20	1,804.39	20,493.59	99,959.09	97,535.46	-	387,471.61
P	100.00		62,206.65		-	-	-	62,206.65	-	-	100.00

Total	202,138,689.66		26,526,359.44		85,293,039.97	6,732,494.26	92,025,534.23	118,551,893.67	97,535.46	-	110,015,619.97
0

	Interest Detail
	Pass-	Prior Principal				Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)			Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance			Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
					(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

A-1	5.50000%	100,510,232.96			460,671.90	-	-	-	460,671.90	460,671.90	-
PO		1,791,864.59			-	-	-	-	-	-	-
A-X	0.10863%	54,664,188.92			4,948.29	-	-	-	4,948.29	4,948.29	-
A-R	5.50000%	-			-	-	-	-	-	-	-
B-1	5.50000%	4,352,849.69			19,950.56	-	-	-	19,950.56	19,950.56	-
B-2	5.50000%	1,934,759.36			8,867.65	-	-	-	8,867.65	8,867.65	-
B-3	5.50000%	580,475.66			2,660.51	-	-	-	2,660.51	2,660.51	-
B-4	5.50000%	773,808.04			3,546.62	-	-	-	3,546.62	3,546.62	-
B-5	5.50000%	580,379.94			2,660.07	-	-	-	2,660.07	2,660.07	-
B-6	5.50000%	387,992.51			1,778.30	-	-	-	1,778.30	1,778.30	-
P		100.00			-	-	-	-	-	-	-

Total		165,576,651.67			505,083.90	-	-	-	505,083.90	505,083.90	-
0

							Page 3 of 23				© COPYRIGHT 2007 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	Series 2004-A5
	Collection Account Report for August 27, 2007 Distribution

	Collection Account Report

SUMMARY								TOTAL

	Principal Collections							896,842.79
	Principal Withdrawals							0.00
	Principal Other Accounts							0.00
	TOTAL PRINCIPAL							896,842.79

	Interest Collections							510,256.64
	Interest Withdrawals							(5,172.74)
	Interest Other Accounts							0.00
	TOTAL INTEREST							505,083.90

	TOTAL AVAILABLE FUNDS TO BONDHOLDERS							1,401,926.69

	Interest Payable to Bondholders							505,083.90

	Principal Payment Amount Payable to Bondholders							896,842.79

PRINCIPAL - COLLECTIONS								TOTAL

	Scheduled Principal							149,103.02
	Curtailments							14,730.08
	Prepayments in Full							733,009.69
	Repurchases/Substitutions							0.00
	Liquidations							0.00
	Insurance Principal							0.00
	Other Additional Principal							0.00
	LESS: Delinquent Principal							(125,271.61)
	LESS: Realized Losses							0.00
	PLUS: Recoveries							0.00
	PLUS: Substitution Shortfall Principal							0.00
	PLUS: Principal Loan Adjustments							0.00
	PLUS: Principal Advanced							125,271.61
	TOTAL PRINCIPAL							896,842.79

				Page 4 of 23				© COPYRIGHT 2007 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	Series 2004-A5
	Collection Account Report for August 27, 2007 Distribution

	Collection Account Report

PRINCIPAL - WITHDRAWALS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - COLLECTIONS								TOTAL

	Scheduled Interest							532,303.66
	Repurchases/Substitutions							0.00
	Liquidations							0.00
	Insurance Interest							0.00
	Other Additional Interest							0.00
	LESS: Prepayment Interest Shortfalls							(792.25)
	LESS: Delinquent Interest							(445,726.29)
	LESS: Interest Realized Losses							0.00
	PLUS: Compensating Interest							792.25
	LESS: Civil Relief Act Shorfalls							0.00
	PLUS: Substiution Shortfall Interest							0.00
	PLUS: Interest Loan Adjustments							0.00
	LESS: Excess, Special Hazard, Fraud, & Bankruptcy Interest Losses							0.00
	Interest Advanced							423,679.27
	TOTAL INTEREST							510,256.64

				Page 5 of 23				© COPYRIGHT 2007 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	Series 2004-A5
	Collection Account Report for August 27, 2007 Distribution

	Collection Account Report

INTEREST - WITHDRAWALS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - OTHER ACCOUNTS								TOTAL

	Prepayment Penalties							0.00
	TOTAL INTEREST OTHER ACCOUNTS							0.00

INTEREST - FEES								TOTAL

	Current Servicing Fees							4,248.47
	California Tax							0.00
	Trustee Fees							924.27
	TOTAL INTEREST FEES							5,172.74

				Page 6 of 23				© COPYRIGHT 2007 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	Series 2004-A5
	Credit Enhancement Report for August 27, 2007 Distribution

	Credit Enhancement Report

ACCOUNTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INSURANCE								TOTAL
SPACE INTENTIONALLY LEFT BLANK

STRUCTURAL FEATURES								TOTAL
SPACE INTENTIONALLY LEFT BLANK

				Page 7 of 23				© COPYRIGHT 2007 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	Series 2004-A5
	Collateral Report for August 27, 2007 Distribution

	Collateral Report

COLLATERAL								TOTAL
	Loan Count:
	Original							991
	Prior							576
	Prefunding							-
	Scheduled Paid Offs							-
	Full Voluntary Prepayments							(3)
	Repurchases							-
	Liquidations							-
	Current							573

	Principal Balance:
	Original							202,138,590.15
	Prior							110,912,362.41
	Prefunding							-
	Scheduled Principal							(149,103.02)
	Partial and Full Voluntary Prepayments							(747,739.77)
	Repurchases							-
	Liquidations							-
	Current							110,015,519.62

PREFUNDING								TOTAL
SPACE INTENTIONALLY LEFT BLANK

Current Prin Balance by Groups (in millions of dollars)					Total Current Principal Balance (in millions of dollars)

				Page 8 of 23				© COPYRIGHT 2007 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	Series 2004-A5
	Collateral Report for August 27, 2007 Distribution

	Collateral Report

CHARACTERISTICS								TOTAL

	Weighted Average Coupon Original							5.776550%
	Weighted Average Coupon Prior							5.758965%
	Weighted Average Coupon Current							5.759181%
	Weighted Average Months to Maturity Original							357
	Weighted Average Months to Maturity Prior							317
	Weighted Average Months to Maturity Current							316
	Weighted Avg Remaining Amortization Term Original							356
	Weighted Avg Remaining Amortization Term Prior							316
	Weighted Avg Remaining Amortization Term Current							315
	Weighted Average Seasoning Original							2.54
	Weighted Average Seasoning Prior							38.61
	Weighted Average Seasoning Current							39.62

Note: Original information refers to deal issue.

WAC by Groups					Total WAC

WARAT by Groups					Total WARAT

Note: Dates correspond to distribution dates.
				Page 9 of 23				© COPYRIGHT 2007 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	Series 2004-A5
	Collateral Report for August 27, 2007 Distribution

	Collateral Report

ARM CHARACTERISTICS								TOTAL

	Weighted Average Margin Original							0.000%
	Weighted Average Margin Prior							0.000%
	Weighted Average Margin Current							0.000%
	Weighted Average Max Rate Original							0.000%
	Weighted Average Max Rate Prior							0.000%
	Weighted Average Max Rate Current							0.000%
	Weighted Average Min Rate Original							0.000%
	Weighted Average Min Rate Prior							0.000%
	Weighted Average Min Rate Current							0.000%
	Weighted Average Cap Up Original							0.000%
	Weighted Average Cap Up Prior							0.000%
	Weighted Average Cap Up Current							0.000%
	Weighted Average Cap Down Original							0.000%
	Weighted Average Cap Down Prior							0.000%
	Weighted Average Cap Down Current							0.000%

Note: Original information refers to deal issue.

SERVICING FEES / ADVANCES								TOTAL

	Current Servicing Fees							4,248.47
	Delinquent Servicing Fees							22,047.02
	TOTAL SERVICING FEES							26,295.49

	Total Servicing Fees							26,295.49
	Compensating Interest							(792.25)
	Delinquent Servicing Fees							(22,047.02)
	COLLECTED SERVICING FEES							3,456.22

	Total Advanced Principal For Current Payment Date							125,271.61
	Total Advanced Interest For Current Payment Date							423,679.27
	TOTAL ADVANCES FOR CURRENT PERIOD							548,950.88

ADDITIONAL COLLATERAL INFORMATION								TOTAL

	Prepayment Interest Shortfall (PPIS)							792.25
	Compensating Interest							(792.25)
	Net Prepayment Interest Shortfall (Net PPIS)							0.00

	Weighted Average Net Mortgage Rate							5.464681%

				Page 10 of 23				© COPYRIGHT 2007 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	Series 2004-A5
	Delinquency Report for August 27, 2007 Distribution

	Delinquency Report - Total

				<1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL
DELINQUENT		Balance		85,975,957.69	3,709,843.25	1,262,403.46	207,596.87	5,179,843.58
		% Balance		78.15%	3.37%	1.15%	0.19%	4.71%
		# Loans		440	19	6	2	27
		% # Loans		76.79%	3.32%	1.05%	0.35%	4.71%
FORECLOSURE		Balance		-	-	-	845,648.54	845,648.54
		% Balance		0.00%	0.00%	0.00%	0.77%	0.77%
		# Loans		-	-	-	5	5
		% # Loans		0.00%	0.00%	0.00%	0.87%	0.87%
BANKRUPTCY		Balance		383,335.85	76,605.29	-	283,243.78	743,184.92
		% Balance		0.35%	0.07%	0.00%	0.26%	0.68%
		# Loans		2	1	-	1	4
		% # Loans		0.35%	0.17%	0.00%	0.17%	0.70%
REO		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL		Balance		383,335.85	3,786,448.54	1,262,403.46	1,336,489.19	6,768,677.04
		% Balance		0.35%	3.44%	1.15%	1.21%	6.15%
		# Loans		2	20	6	8	36
		% # Loans		0.35%	3.49%	1.05%	1.40%	6.28%
Note: <1 Payment = 1-30days, 1 Payment = 31-60days, 2 Payments = 61-90days, 3+ Payments = 91+
								6 Months Moving Average
1 or 2 Payments Delinquent					3 or More Payments Delinquent

Total Foreclosure					Total Bankruptcy and REO

Note: Dates correspond to distribution dates.
				Page 11 of 23				© COPYRIGHT 2007 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	Series 2004-A5
	REO Report for August 27, 2007 Distribution

	REO Report - Mortgage Loans that Become REO During Current Distribution

SUMMARY				LOAN GROUP

Total Loan Count = 0				Loan Group 1 = Fixed; REO Book Value = 000.00
Total Original Principal Balance = 000.00
Total Current Balance = 000.00
REO Book Value = 000.00

REO Book Value reported corresponds to total REO loans, including loans that become REO during current distribution.

Loan Number		Original	Stated		Current	State &
&		Principal	Principal	Paid to	Note	LTV at	Original	Origination
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
SPACE INTENTIONALLY LEFT BLANK

				Page 12 of 23				© COPYRIGHT 2007 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	Series 2004-A5
	Prepayment Report for August 27, 2007 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENTS								TOTAL

	Current
	Number of Paid in Full Loans							3
	Number of Repurchased Loans							-
	Total Number of Loans Prepaid in Full							3

	Paid in Full Balance							733,009.69
	Repurchased Loans Balance							-
	Curtailments Amount							14,730.08
	Total Prepayment Amount							747,739.77

	Cumulative
	Number of Paid in Full Loans							415
	Number of Repurchased Loans							1
	Total Number of Loans Prepaid in Full							416

	Paid in Full Balance							83,897,987.76
	Repurchased Loans Balance							157,007.81
	Curtailments Amount							894,243.71
	Total Prepayment Amount							84,949,239.28

SPACE INTENTIONALLY LEFT BLANK

Total Prepayments by Groups (in thousands of dollars)					Total Prepayments (in thousands of dollars)

				Page 13 of 23				© COPYRIGHT 2007 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	Series 2004-A5
	Prepayment Report for August 27, 2007 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENT RATES								TOTAL

	SMM							0.68%
	3 Months Avg SMM							0.80%
	12 Months Avg SMM							1.24%
	Avg SMM Since Cut-off							1.46%

	CPR							7.81%
	3 Months Avg CPR							9.16%
	12 Months Avg CPR							13.90%
	Avg CPR Since Cut-off							16.21%

	PSA							130.11%
	3 Months Avg PSA Approximation							152.63%
	12 Months Avg PSA Approximation							232.86%
	Avg PSA Since Cut-off Approximation							410.71%

CPR by Groups					Total CPR

PSA by Groups					Total PSA

				Page 14 of 23				© COPYRIGHT 2007 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	Series 2004-A5
	Prepayment Report for August 27, 2007 Distribution

	Prepayment Report - Voluntary Prepayments

CPR Avg since Cut-Off by Groups					Total CPR Avg since Cut-Off

PSA Avg since Cut-Off by Groups					Total PSA Avg since Cut-Off

PREPAYMENT CALCULATION METHODOLOGY
Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.002*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): 1-[(1-SMMn) * (1-SMMn+1) *…….*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m): 1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month: AvgCPRn,m/(0.002*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+…….+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)

Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

				Page 15 of 23				© COPYRIGHT 2007 Deutsche Bank

	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	Series 2004-A5
	Prepayment Detail Report for August 27, 2007 Distribution

	Prepayment Detail Report - Loans Prepaid in Full During Current Distribution

SUMMARY						LOAN GROUP

Total Loan Count = 3						Loan Group 1 = Fixed
Total Original Principal Balance = 775,500.00
Total Prepayment Amount = 733,009.69

Loan Number			Original			Current	State &	Type Prepayment
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Origination
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date

3620749 1			284,000.00	265,921.26	Jul-18-07	6.000%	HI - 80.00%	Paid Off - 360	Apr-12-04
3624377 1			283,500.00	271,546.93	Aug-09-07	5.750%	NY - 67.50%	Paid Off - 360	Jun-01-04
3692210 1			208,000.00	195,541.50	Jul-23-07	6.000%	TX - 80.00%	Paid Off - 360	Jun-08-04

					Page 16 of 23				© COPYRIGHT 2007 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	Series 2004-A5
	Realized Loss Report for August 27, 2007 Distribution

	Realized Loss Report - Collateral

COLLATERAL REALIZED LOSSES								TOTAL

	Current
	Number of Loans Liquidated							-
	Collateral Realized Loss/(Gain) Amount							-
	Net Liquidation Proceeds							-

	Cumulative
	Number of Loans Liquidated							2
	Collateral Realized Loss/(Gain) Amount							97,535.16
	Net Liquidation Proceeds							343,801.75

	Note: Collateral Realized Loss Amount may include adjustments to loans liquidated in prior periods.

	Current Realized Losses							0.00
	Supplemental Losses On Prior Liquidated Loans (LESS Recoveries)							0.00
	Current Net Realized Losses (LESS Recoveries)							0.00

	Prior Cumulative Realized Loss							0.00
	Current Net Realized Losses (LESS Recoveries)							0.00
	Current Cumulative Realized Loss							0.00

	Current Special Hazard Loss Coverage Amount							1,210,204.36
	Current Fraud Loss Coverage Amount							1,120,054.95
	Current Bankruptcy Loss Coverage Amount							100,000.00

	Class B-1 Write Down Amount							0.00
	Class B-2 Write Down Amount							0.00
	Class B-3 Write Down Amount							0.00
	Class B-4 Write Down Amount							0.00
	Class B-5 Write Down Amount							0.00
	Class B-6 Write Down Amount							0.00

							3 Months Moving Average

Collateral Loss Severity Approximation by Groups					Collateral Loss Severity Approximation

				Page 17 of 23				© COPYRIGHT 2007 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	Series 2004-A5
	Realized Loss Report for August 27, 2007 Distribution

	Realized Loss Report - Collateral

DEFAULT SPEEDS								TOTAL

	MDR							0.00%
	3 Months Avg MDR							0.00%
	12 Months Avg MDR							0.02%
	Avg MDR Since Cut-off							0.01%

	CDR							0.00%
	3 Months Avg CDR							0.00%
	12 Months Avg CDR							0.24%
	Avg CDR Since Cut-off							0.10%

	SDA							0.00%
	3 Months Avg SDA Approximation							0.00%
	12 Months Avg SDA Approximation							39.88%
	Avg SDA Since Cut-off Approximation							24.70%

	Loss Severity Approximation for Current Period
	3 Months Avg Loss Severity Approximation
	12 Months Avg Loss Severity Approximation
	Avg Loss Severity Approximation Since Cut-off

CDR by Groups					Total CDR

SDA by Groups					Total SDA

				Page 18 of 23				© COPYRIGHT 2007 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	Series 2004-A5
	Realized Loss Report for August 27, 2007 Distribution

	Realized Loss Report - Collateral

CDR Avg since Cut-Off by Groups					Total CDR Avg since Cut-Off

SDA Avg since Cut-Off by Groups					Total SDA Avg since Cut-Off

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY
Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02%,MAX(0.03%,MIN(30,WAS)*0.02%-0.0095%*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn) * (1-MDRn+1) *…….*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02%,MAX(0.03%,MIN(30,Avg WASn,m)*0.02%-0.0095%*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +…….+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default Rates are as of Cutoff Date. Dates correspond to Distribution Dates. Beg Principal Balance of Liquidated Loans includes Charge Off Loans.
Realized Loss Amount includes realized gains and additional realized losses/gains from prior periods.

				Page 19 of 23				© COPYRIGHT 2007 Deutsche Bank

	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	Series 2004-A5
	Realized Loss Detail Report for August 27, 2007 Distribution

	Realized Loss Detail Report - Loans Liquidated During Current Distribution

SUMMARY							LOAN GROUP
Total Loan Count Current Losses = 0
Total Loan Count Revisions = 0						Loan Group 1 = Fixed
Total Prior Principal Balance = 0.00
Total Current Realized Loss Amount = 0.00
Total Revisions Amount = 0.00
Total Realized Loss Amount = 0.00
Total Net Liquidation Proceeds = 0.00
Note: Total Realized Loss Amount may include adjustments to loans liquidated in prior periods.

Loan Number			Current	State &		Prior	Realized		Cumulative
&		Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group		Status	Rate	Origination	Term	Balance	Revisions	Loss/(Gain)	Loss/(Gain)
SPACE INTENTIONALLY LEFT BLANK

					Page 20 of 23				© COPYRIGHT 2007 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	Series 2004-A5
	Triggers, Adj. Rate Cert. and Miscellaneous Report for August 27, 2007 Distribution

	Triggers, Adj. Rate Cert. and Miscellaneous Report

TRIGGER EVENTS								TOTAL

	Has the Optional Termination Date been reached?							No
	Have the Sr. Prepay Step Down Cond been satisfied?							No
	Has the Sr. Credit Supp. Depletion Date been reached?							No
	Have all prepayment penalties expired?							No
	Has the Spec. Haz. Coverage Term Date been reached?							No
	Has the Fraud LossCoverage Term. Date been reached?							No
	Has the Bank LossCoverage Term. Date been reached?							No

ADJUSTABLE RATE CERTIFICATE INFORMATION								TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION								TOTAL

	Current Senior Percentage							92.109313%
	Next Senior Percentage							92.054848%
	Current Subordinate Percentage							7.890687%
	Next Subordinate Percentage							7.945152%
	Current Senior Prepayment Percentage							100.000000%
	Next Projected Senior Prepayment Percentage							100.000000%
	Current Subordinated Prepayment Percentage							0.000000%
	Next Projected Subordinated Prepayment Percentage							0.000000%

				Page 21 of 23				© COPYRIGHT 2007 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	Series 2004-A5
	Other Related Information for August 27, 2007 Distribution

	Other Related Information

ADDITIONAL INFORMATION								TOTAL

	Next Projected pass through rate for Class A-1							5.500000%
	Next Projected pass through rate for Class A-X							0.108102%
	Next Projected pass through rate for Class B-1							5.500000%
	Next Projected pass through rate for Class B-2							5.500000%
	Next Projected pass through rate for Class B-3							5.500000%
	Next Projected pass through rate for Class B-4							5.500000%
	Next Projected pass through rate for Class B-5							5.500000%
	Next Projected pass through rate for Class B-6							5.500000%

	Scheduled Principal
	1 Month Prior							0.00
	2 Months Prior							0.00
	3 Months Prior							0.00
	4 Months Prior							0.00
	5 Months Prior							0.00
	6 Months Prior							0.00
	7 Months Prior							0.00
	8 Months Prior							0.00
	9 Months Prior							0.00
	10 Months Prior							0.00
	11 Months Prior							0.00
	12 Months Prior							0.00

	Scheduled Principal on 60+ Day Delinquent Loans
	1 Month Prior							0.00
	2 Months Prior							0.00
	3 Months Prior							0.00
	4 Months Prior							0.00
	5 Months Prior							0.00
	6 Months Prior							0.00
	7 Months Prior							0.00
	8 Months Prior							0.00
	9 Months Prior							0.00
	10 Months Prior							0.00
	11 Months Prior							0.00

				Page 22 of 23				© COPYRIGHT 2007 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A5
	Collateralized Asset-Backed Bonds
	Series 2004-A5
	Additional Certificate Report for August 27, 2007 Distribution

	Additional Certificate Report

	CLASS				Net PPIS & Relief Act Shortfall Allocation	Unpaid Interest Amount Due	Unpaid Interest Paid	Remaining Unpaid Interest Amount

	A-1				0.00	0.00	0.00	0.00
	PO				0.00	0.00	0.00	0.00
	A-X				0.00	0.00	0.00	0.00
	A-R				0.00	0.00	0.00	0.00
	B-1				0.00	0.00	0.00	0.00
	B-2				0.00	0.00	0.00	0.00
	B-3				0.00	0.00	0.00	0.00
	B-4				0.00	0.00	0.00	0.00
	B-5				0.00	0.00	0.00	0.00
	B-6				0.00	0.00	0.00	0.00
	P				0.00	0.00	0.00	0.00

				Page 23 of 23				© COPYRIGHT 2007 Deutsche Bank